SEMIANNUAL REPORT

February 28, 1997



INVESCO

GROWTH

FUND,

INC.



A Smart Choice

For Seeking

Steady Capital Growth


INVESCO FUNDS

Market Overview                                                       March 1997
      Fueled   by   a    stronger-than-expected    economy    and    improving
corporate earnings, the stock market catapulted to new highs over the last six months. During the fourth quarter of 1996, the growth rate (as measured by the Gross Domestic Product) accelerated to a revised level of 3.9%. This surpassed most analysts' expectations, as the expansion had slowed to a rate of 2.2% in the previous quarter. The vibrant economy has rekindled fears that tightness in the labor market could lead to renewed inflation. However, gains in productivity thus far have offset wage increases and allowed companies to maintain profit margins without raising prices. This has helped keep inflation under control. In fact, the consumer price index rose just 0.1% in the month of January (the smallest gain since June 1996) and finished 1996 at an annualized rate of 3.3% -- in line with historical averages.
      The U.S. trade gap hit an eight-year high in 1996, primarily driven by a stronger dollar; this has negative consequences for domestic exporters. As their products become more expensive in foreign markets, profit margins and future earnings may decrease. In addition, the phenomenal appreciation of large-capitalization stocks, predicated on a nearly perfect investment environment, may have created unwarranted expectations by many investors when compared to historical averages.
      In the middle of March, the investment environment shifted as increased consumer spending reignited fears of inflation. Consequently, the Federal Reserve Board increased short-term interest rates by 0.25%. This preemptive strike against wage and price hikes was the first rate increase in more than two years, and led to increased negative sentiment in the market, producing a sharp 5% to 10% pullback in many stocks.
      A moderate inflation level represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate does not slow, many economists expect the Fed to continue raising short-term interest rates, with the concomitant danger of cutting the expansion short.

INVESCO Growth Fund


                                  Growth Fund
                           Average Annual Total Return
                                as of 2/28/97(2)

                    1 year                             22.14%
                    -----------------------------------------
                    5 years                            12.05%
                    -----------------------------------------
                    10 years                           11.41%
                    -----------------------------------------

      The fund significantly outperformed its peers for the one-year period ended 2/28/97. The fund's total return was 22.14%, which bested the average fund return of 18.22% as measured by the Lipper Growth Fund objective. For the six-month period ended 2/28/97, the fund's total return of 15.51% outperformed the average growth fund return of 15.27% as measured by Lipper Analytical Services. However, the fund underperformed the unmanaged S&P 500 broad market index return of 22.52% for the same period. (Lipper Analytical Services, Inc., is an independent mutual fund analyst which tracks fund performance unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1),(2)
      The line graph below illustrates the growth of the S&P 500 compared to the value of a $10,000 investment in INVESCO Growth Fund, plus reinvested dividends and capital gain distributions, for the ten years ended 2/28/97.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Growth Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 2/28/97.

The chart and other total return figures cited reflect the fund's operating expenses. However, the index does not have expenses, which would, of course, have lowered its performance.(2)
      Composition of holdings is subject to change.

Strategic Overview
      The fund's positive performance over the last six months can be attributed to two main factors. First, our emphasis has been on building a portfolio that contains high-quality growth companies that are market leaders, blended with dynamic growth companies. This strategy enhanced returns as we were exposed to strong-performing, market-leading stocks like Intel Corp. and Texas Instruments, while still participating in emerging growth companies like FORE Systems--a firm that manufactures high performance networking products.
      Second, our over-exposure to the health care and technology sectors helped produce positive returns over the last six months. In the health care sector, we primarily focused on leading companies in the pharmaceutical industry. In the technology area, we focused on companies that could benefit from their proprietary knowledge of software, networking, and semi-conductors.
      The one disappointment experienced over the last six months was our under-exposure to the financial sector, which experienced strong returns in the fourth quarter of 1996. This was the primary reason for the fund's underperformance relative to the broad market during the last six months. Consequently, we have since increased our exposure to the financial sector, focusing on banks and insurance companies. We feel these industries will continue to benefit from consolidation and improving margins.

Looking Forward
      We expect 1997 to be a decent year for the domestic market, with returns approaching historical averages. The market should continue to benefit from stable interest rates and improving corporate earnings. However, we also anticipate that investors will remain nervous, and stock markets may experience extreme volatility on a day-to-day basis. In this environment, stock selectivity will remain crucial, as we believe that high-quality companies should experience less volatility than the broad market.

Fund Management
     INVESCO Growth Fund is co-managed by Senior Vice President Timothy J. Miller. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 16-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
     Vice President Trent E. May was named co-manager in October 1996. He received a BS from the Florida Institute of Technology and his MBA from Rollins College. Before joining INVESCO in 1996, Trent was a senior equity manager/equity analyst with Munder Capital Management. He is a Chartered Financial Analyst.

(1)The S&P 500 is an unmanaged index of common stocks considered representative of the broad U.S. equity market.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INVESCO Growth Fund, Inc.
Ten Largest Common Stock Holdings
February 28, 1997

Description                                                        Value
------------------------------------------------------------------------
Philip Morris                                                $29,727,500
BellSouth Corp                                                26,250,000
FORE Systems                                                  25,962,500
First Bank System                                             22,765,000
Texas Instruments                                             21,209,375
BankAmerica Corp                                              20,475,000
Lucent Technologies                                           19,395,000
Electronic Arts                                               18,437,500
Colgate-Palmolive Co                                          17,595,000
General Electric                                              17,488,750

Composition of holdings is subject to change.

INVESCO Growth Fund, Inc.
Statement of Investment Securities
February 28, 1997UNAUDITED
                                                 Shares or
                                                 Principal
Description                                        Amount                  Value
--------------------------------------------------------------------------------
COMMON STOCKS 98.36%
AEROSPACE & DEFENSE 2.53%
Lockheed Martin                                  195,000             $17,257,500
                                                                   -------------
BANKS 10.61%
ABN AMRO Holdings NV                             210,000              15,074,246
BankAmerica Corp                                 180,000              20,475,000
Chase Manhattan                                  140,000              14,017,500
First Bank System                                290,000              22,765,000
                                                                   -------------
                                                                      72,331,746
                                                                   -------------
BEVERAGES 3.60%
Coca-Cola Co                                     230,000              14,030,000
PepsiCo Inc                                      320,000              10,520,000
                                                                   -------------
                                                                      24,550,000
                                                                   -------------
COMMUNICATONS -
   EQUIPMENT & MANUFACTURING 7.44%
Cascade Communications*                          508,700              15,706,112
Lucent Technologies                              360,000              19,395,000
Motorola Inc                                     280,000              15,645,000
                                                                   -------------
                                                                      50,746,112
                                                                   -------------
COMPUTER RELATED 16.59%
Cisco Systems*                                   270,000              15,018,750
Compaq Computer*                                 200,000              15,850,000
Computer Associates International                150,000               6,525,000
Electronic Arts*                                 590,000              18,437,500
FORE Systems*                                    775,000              25,962,500
Micron Electronics*                              200,000               3,875,000
Microsoft Corp*                                  110,000              10,725,000
Oracle Systems                                   260,000              10,205,000
Remedy Corp*                                     170,000               6,523,750
                                                                   -------------
                                                                     113,122,500
                                                                   -------------
ELECTRICAL EQUIPMENT 2.57%
General Electric                                 170,000              17,488,750
                                                                   -------------
ELECTRONICS 1.02%
General Motors                                   120,000               6,945,000
                                                                   -------------
ELECTRONICS - SEMICONDUCTOR 7.83%
Intel Corp                                        75,000              10,640,625

Micron Technology                                375,000              14,062,500
Texas Instruments                                275,000              21,209,375
Xilinx Inc*                                      165,000               7,445,625
                                                                   -------------
                                                                      53,358,125
                                                                   -------------
ENGINEERING & CONSTRUCTION 0.89%
Fluor Corp                                       100,000               6,062,500
                                                                   -------------
HEALTH CARE DRUGS -
   PHARMACEUTICALS 11.77%
Bristol-Myers Squibb                              85,000              11,092,500
Lilly (Eli) & Co                                 150,000              13,106,250
Merck & Co                                       145,000              13,340,000
Rite Aid                                         350,000              14,743,750
Schering AG                                      160,000              14,510,132
Warner-Lambert Co                                160,000              13,440,000
                                                                   -------------
                                                                      80,232,632
                                                                   -------------
HEALTH CARE RELATED 3.96%
Boston Scientific*                               210,000              13,912,500
US Surgical                                      225,000               9,590,625
United Healthcare                                 70,000               3,491,250
                                                                   -------------
                                                                      26,994,375
                                                                   -------------
HOUSEHOLD PRODUCTS 3.55%
Colgate-Palmolive Co                             170,000              17,595,000
Procter & Gamble                                  55,000               6,606,875
                                                                   -------------
                                                                      24,201,875
                                                                   -------------
INSURANCE 3.16%
American International Group                      55,000               6,655,000
Conseco Inc                                      380,000              14,915,000
                                                                   -------------
                                                                      21,570,000
                                                                   -------------
OIL & GAS RELATED 5.90%
Amoco Corp                                        75,000               6,337,500
Enron Corp                                       250,000               9,968,750
Exxon Corp                                        70,000               6,991,250
Royal Dutch Petroleum 5 Gldr Shrs                 60,000              10,380,000
Schlumberger Ltd                                  65,000               6,540,625
                                                                   -------------
                                                                      40,218,125
                                                                   -------------
RETAIL 3.59%
Costco Cos*                                      450,000              11,531,250
Gucci Group NV New York
   Registered Shrs                               200,000              12,925,000
                                                                   -------------
                                                                      24,456,250
                                                                   -------------

SERVICES 3.16%
CUC International*                               600,000              14,325,000
Service Corp International                       250,000               7,250,000
                                                                   -------------
                                                                      21,575,000
                                                                   -------------
TELECOMMUNICATIONS -
   LONG DISTANCE 1.02%
AT&T Corp                                        175,000               6,978,125
                                                                   -------------
TELEPHONE 4.81%
BellSouth Corp                                   560,000              26,250,000
GTE Corp                                         140,000               6,545,000
                                                                   -------------
                                                                      32,795,000
                                                                   -------------
TOBACCO 4.36%
Philip Morris                                    220,000              29,727,500
                                                                   -------------
TOTAL COMMON STOCKS
   (Cost $612,507,498)                                               670,611,115
                                                                   -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 1.64%
CONSUMER FINANCE 1.64%
Household Finance
   5.402%, 3/3/1997
   (Cost $11,210,000)                         11,210,000              11,210,000
                                                                   -------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $623,717,498)
   (Cost for Income Tax Purposes
   $623,720,472)                                                     681,821,115
                                                                   =============

* Security is non-income producing.

See Notes to Financial Statement

INVESCO Growth Fund, Inc.
Statement of Assets and Liabilities
February 28, 1997
UNAUDITED

ASSETS
Investment Securities at Value
   (Cost $623,717,498)                                              $681,821,115
Cash                                                                      31,862
Receivables:
   Investment Securities Sold                                         14,706,060
   Fund Shares Sold                                                    2,520,935
   Dividends and Interest                                                631,201
Prepaid Expenses and Other Assets                                        103,399
                                                                   -------------
TOTAL ASSETS                                                         699,814,572
                                                                   -------------
LIABILITIES
Payables:
   Distributions to Shareholders                                           4,885
   Investment Securities Purchased                                    19,554,864
   Fund Shares Repurchased                                               608,156
Accrued Distribution Expenses                                            353,851
Accrued Expenses and Other Payable                                        55,422
                                                                   -------------
TOTAL LIABILITIES                                                     20,577,178
                                                                   -------------
Net Assets at Value                                                 $679,237,394
                                                                   =============
NET ASSETS
Paid-in Capital*                                                     546,508,985
Accumulated Distributions in
   Excess of Net Investment Income                                     (126,896)
Accumulated Undistributed Net Realized Gain
   on Investment Securities                                           74,751,688
Net Appreciation of Investment Securities                             58,103,617
                                                                   -------------
Net Assets at Value                                                 $679,237,394
                                                                   =============
Net Asset Value, Offering and Redemption
   Price per Share                                                         $5.47
                                                                   =============

* The Fund has 200 million authorized shares of common stock, par value of $0.01 per share, of which 124,101,185 were outstanding at February 28, 1997.

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Operations
Six Months Ended February 28, 1997
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                             $3,276,693
Interest                                                                 703,324
                                                                   -------------
   TOTAL INCOME                                                        3,980,017
                                                                   -------------
EXPENSES
Investment Advisory Fees                                               1,928,858
Distribution Expenses                                                    837,370
Transfer Agent Fees                                                      517,439
Administrative Fees                                                       55,283
Custodian Fees and Expenses                                               70,114
Directors' Fees and Expenses                                              19,074
Professional Fees and Expenses                                            26,915
Registration Fees and Expenses                                            44,409
Reports to Shareholders                                                   54,892
Other Expenses                                                            12,098
                                                                   -------------
   TOTAL EXPENSES                                                      3,566,452
                                                                   -------------
   Fees and Expenses Paid Indirectly                                    (33,823)
                                                                   -------------
   NET EXPENSES                                                        3,532,629
                                                                   -------------
NET INVESTMENT INCOME                                                    447,388
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                            95,482,572
Change in Net Depreciation of Investment
   Securities                                                        (2,530,872)
                                                                   -------------
NET GAIN ON INVESTMENT SECURITIES                                     92,951,700
                                                                   -------------
Net Increase in Net Assets from Operations                           $93,399,088
                                                                   =============

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Statement of Changes in Net Assets

                                               Six Months                 Year
                                                    Ended                Ended
                                              February 28            August 31
                                             ------------         ------------
                                                  1997                 1996
                                               UNAUDITED

OPERATIONS
Net Investment Income                            $447,388         $  3,536,606
Net Realized Gain on Investment
   Securities                                  95,482,572          111,005,199
Change in Net Depreciation of
   Investment Securities                      (2,530,872)         (15,848,975)
                                             ------------         ------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                      93,399,088           98,692,830
                                             ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                           (591,700)          (3,514,988)
Net Realized Gain on
   Investment Securities                     (84,754,558)         (79,381,324)
                                             ------------         ------------
TOTAL DISTRIBUTIONS                          (85,346,258)         (82,896,312)
                                             ------------         ------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                 321,473,844          295,345,551
Reinvestment of Distributions                  76,585,541           73,787,554
                                             ------------         ------------
                                              398,059,385          369,133,105
Amounts Paid for Repurchases
   of Shares                                (323,600,855)        (289,488,892)
                                             ------------         ------------
NET INCREASE IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                                74,458,530           79,644,213
                                             ------------         ------------
Total Increase in Net Assets                   82,511,360           95,440,731
NET ASSETS
Beginning of Period                           596,726,034          501,285,303
                                             ------------         ------------
End of Period (Including
   Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income of
   ($126,896) and $17,416
   respectively)                             $679,237,394         $596,726,034
                                             ============         ============

FUND SHARE TRANSACTIONS
Shares Sold                                    56,688,865           55,102,359
Shares Issued from Reinvestment
   of Distributions                            14,768,324           14,849,577
                                             ------------         ------------
                                               71,457,189           69,951,936
Shares Repurchased                           (57,036,473)         (54,263,125)
                                             ------------         ------------
Net Increase in Fund Shares                    14,420,716           15,688,811
                                             ============         ============

See Notes to Financial Statements

INVESCO Growth Fund, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.  INVESCO Growth
Fund, Inc. (the "Fund") was incorporated in Maryland. The investment objective of the Fund is to seek long-term capital growth. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
        Short-term   securities   are  stated  at   amortized   cost   (which
    approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B.  SECURITY   TRANSACTIONS   AND  RELATED   INVESTMENT   INCOME  -  Security
    transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium is recorded on the accrual basis. Cost is determined on the specific identification basis.
C. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        Dividends   paid  by  the  Fund  from  net   investment   income  and
    distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for nontaxable dividends, net operating losses and expired capital loss carryforwards.

E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees and Distribution Expenses are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
        For the six months ended February 28, 1997, Fees and Expenses Paid Indirectly consisted of $32,412 included in Custodian Fees and Expenses, $1,088 included in Transfer Agent Fees and $323 included in Distribution Expenses.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
       In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
       In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
       IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
       A plan of  distribution  pursuant to Rule 12b-1 of the Act  provides  for
reimbursement   of  marketing   and   advertising   expenditures   to  IFG  (the
"Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the six months
ended  February  28,  1997,  the  Fund  paid  the  Distributor   $1,462,784  for
reimbursement of expenses incurred. Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permissable activities and services in connection with the distribution of the Fund's shares. Accordingly, the above amount reflects reimbursements under the plan for the four months ended December 31, 1996 and compensation under the plan for the two months ended February 28, 1997.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended February 28, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $727,255,648 and $694,396,182, respectively.
       There were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At February 28, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $75,589,494 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $17,488,851, resulting in net appreciation of $58,100,643.

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
       The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.
       Pension expenses for the six months ended February 28, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $5,102. Unfunded accrued pension costs of $22,258 and pension liability of $43,384 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes of the fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At February 28, 1997, there were no such borrowings.


Other Information
UNAUDITED

On January 31, 1997, a special meeting of the shareholders of the Fund was held at which the eleven directors identified below were elected, the selection of Price Waterhouse LLP as independent accountants (Proposal 1), the approval of a new investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"), (Proposal 2) and a new sub-advisory agreement between IFG and INVESCO Trust Company (Proposal 3) were ratified. The following is a report of the votes cast:


                                                     Withheld/
Nominee/Proposal          For         Against         Abstain           Total
--------------------------------------------------------------------------------

Charles W. Brady      68,793,480            0        2,134,145        70,927,625
Dan J. Hesser         68,823,341            0        2,104,284        70,927,625
Fred A. Deering       68,761,639            0        2,165,986        70,927,625
Victor L. Andrews     68,840,015            0        2,087,610        70,927,625
Bob R. Baker          68,824,599            0        2,103,026        70,927,625
Lawrence H. Budner    68,836,771            0        2,090,854        70,927,625
Daniel D. Chabris     68,777,628            0        2,149,997        70,927,625
A.D. Frazier, Jr.     68,801,972            0        2,125,653        70,927,625
Hubert L. Harris, Jr. 68,799,621            0        2,128,004        70,927,625
Kenneth T. King       68,778,348            0        2,149,277        70,927,625
John W. McIntyre      68,829,295            0        2,098,330        70,927,625

Proposal 1            67,362,764      885,380        2,679,480        70,927,624
Proposal 2            66,128,587    1,425,176        3,373,861        70,927,624
Proposal 3            65,962,666    1,437,556        3,527,402        70,927,624

INVESCO Growth Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                           Ended
                                     February 28                                    Year Ended August 31
                                   -------------      -----------------------------------------------------------------------
                                            1997           1996           1995           1994           1993           1992
                                        UNAUDITED

PER SHARE DATA
Net Asset Value -
   Beginning of Period               $       5.44      $   5.33       $   5.34      $    5.28       $   4.72       $   5.26
                                    -------------     -----------------------------------------------------------------------

INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                        0.01          0.03           0.05           0.03           0.04           0.05
Net Gains on Securities
   (Both Realized and
   Unrealized)                               0.80          0.95           0.49           0.11           1.00           0.05
                                    -------------     -----------------------------------------------------------------------
Total from Investment
   Operations                                0.81          0.98           0.54           0.14           1.04           0.10
                                    -------------     -----------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                        0.01          0.03           0.05           0.03           0.04           0.05
Distributions from Capital Gains             0.77          0.84           0.50           0.05           0.44           0.59
                                    -------------     -----------------------------------------------------------------------
Total Distributions                          0.78          0.87           0.55           0.08           0.48           0.64
                                    -------------     -----------------------------------------------------------------------
Net Asset Value -
   End of Period                     $       5.47      $   5.44       $   5.33      $    5.34       $   5.28       $   4.72
                                    =============     =======================================================================

TOTAL RETURN                              15.51%*        20.23%         12.05%          2.52%         22.17%          2.04%






RATIOS
Net Assets - End of Period
   ($000 Omitted)                    $    679,237      $596,726       $501,285      $ 488,411       $483,957       $408,218
Ratio of Expenses to Average
   Net Assets                             0.53%*@        1.05%@          1.06%          1.03%          1.04%          1.04%
Ratio of Net Investment Income
   to Average Net Assets                   0.07%*         0.64%          1.07%          0.47%          0.72%          0.93%
Portfolio Turnover Rate                     109%*          207%           111%            63%            77%            77%
Average Commission Rate Paid^^            0.0639*        0.0286             -               -              -            -

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Graph:  Quarterly Change in GDP

   This bar graph illustrates the growth rate for the Gross Domestic Product, for the period from the third quarter of 1994 through the last quarter of 1996.

                                        FAMILY OF FUNDS


                                                                     Newspaper
Fund Name                   Fund Code       Ticker Symbol         Abbreviation
------------------------------------------------------------------------------
International
International Growth               49               FSIGX               IntlGr
Asian Growth                       41               IVAGX              AsianGr
European                           56               FEURX                Europ
European Small Company             37               IVECX             EuroSmCo
Latin American Growth              34               IVSLX            LatinAmGr
Pacific Basin                      54               FPBSX                PcBas
------------------------------------------------------------------------------
Sector
Energy                             50               FSTEX                Enrgy
Environmental Services             59               FSEVX               Envirn
Financial Services                 57               FSFSX               FinSvc
Gold                               51               FGLDX                 Gold
Health Sciences                    52               FHLSX               HlthSc
Leisure                            53               FLISX               Leisur
Realty                             42               IVSRX               Realty
Technology                         55               FTCHX                 Tech
Utilities                          58               FSTUX                 Util
Worldwide Capital Goods            38               ISWGX               WldCap
Worldwide Communications           39               ISWCX               WldCom
------------------------------------------------------------------------------
Capital Appreciation
Growth                             10               FLRFX                Grwth
Dynamics                           20               FIDYX                 Dynm
Small Company                      74               IDSCX              DivSmCo
Emerging Growth                    60               FIEGX               Emgrth
------------------------------------------------------------------------------
Growth & Income
Industrial Income                  15               FIIIX               IndInc
Value Equity                       46               FSEQX                ValEq
Multi-Asset Allocation             70               IMAAX             MulAstAl
Balanced                           71               IMABX                  Bal
Total Return                       48               FSFLX               TotRtn

Bond
Short-Term Bond                    33               INIBX               ShTrBd
Intermediate Government Bond       47               FIGBX               IntGov
U.S. Government Securities         32               FBDGX                USGvt
Select Income                      30               FBDSX               SelInc
High Yield                         31               FHYPX                HiYld
------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond         36               IVTIX                    *
Tax-Free Long-Term Bond            35               FTIFX                TxFre
------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund         44               FUGXX                  N/A
Cash Reserves                      25               FDSXX                  N/A
Tax-Free Money Fund                40               FFRXX                  N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

We're so easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union
Avenue, Lobby Level

INVESCO Funds Group, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.